UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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☐	Preliminary Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Big Lots, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BIG LOTS, INC. 2021 Annual Meeting Vote by May 25, 2021 11:59 PM EDT ® ATTN: GENERAL COUNSEL 4900 EAST DUBLIN-GRANVILLE ROAD COLUMBUS, OH 43081 D46278-P51543-Z79333 You invested in BIG LOTS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 26, 2021. Get informed before you vote View the Notice of Annual Meeting of Shareholders and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 26, 2021 11:00 A.M. EDT www.virtualshareholdermeeting.com/BIG2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items ELECTION OF DIRECTORS. The Board of Directors recommends a vote FOR the election of the nominees named below: Board Recommends Sandra Campos James R. Chambers Sebastian J. DiGrande Marla C. Gottschalk Cynthia T. Jamison Thomas A. Kingsbury Christopher J. McCormick Kimberley A. Newton Nancy A. Reardon Wendy L. Schoppert Bruce K. Thorn For If any nominee named for election as a director is unable to serve or for good cause will not serve, common shares represented by proxies will be voted for such substitute nominee(s) as recommended by Big Lots’ Board of Directors. APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. The Board of Directors recommends a vote FOR the approval of the compensation of Big Lots’ named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion accompanying the tables. RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021. The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as Big Lots’ independent registered public accounting firm for the 2021 fiscal year. If any other matter properly comes before the Annual Meeting, common shares represented by proxies will be voted in accordance with the recommendation of the Board of Directors on such matters. Only shareholders of record at the close of business on the record date, March 31, 2021, are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D46279-P51543-Z79333